UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 19, 2005
                                                 -------------------------------

                       Pennsylvania Commerce Bancorp, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                      000-50961               25-1834776
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  (State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                 File Number)          Identification No.)


      100 Senate Avenue, Camp Hill, Pennsylvania                   17011
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code            (717)975-5630
                                                   -----------------------------

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On April 19, 2005, Pennsylvania Commerce Bancorp, Inc. issued a press release reporting financial results for its first quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this report.

       On April 19, 2005, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.



Item 9.01.   Financial Statements and Exhibits

         Exhibit No.
         -----------
          99.1     Press Release, dated April 19, 2005

          99.2     Supplemental Information

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Pennsylvania Commerce Bancorp, Inc.
                                         ---------------------------------------
                                                (Registrant)



        Date: April 19, 2005              /s/ Gary L. Nalbandian
                                          --------------------------------------
                                          Gary L. Nalbandian,
                                          Chairman and President

                                          /s/ Mark A. Zody
                                          --------------------------------------
                                          Mark A. Zody,
                                          Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                 DESCRIPTION
-----------                 -----------

   99.1              Press Release of Pennsylvania Commerce Bancorp, Inc. dated
                     April 19, 2005.

   99.2              Supplemental Information